United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2011
(Date of Report)

China Ceetop.com, Inc.
(Exact name of registrant as specified in its charter)

Oregon	000-32629	98-0408707
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A2803, Lianhe Guangchang, 5022 Binhe Dadao, Futian District, Shenzhen, China	518033
(Address of principal executive offices)	(Zip Code)

(86-755) 3336-6628
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 17, 2011, while conducting its audit for the year ended December 31, 2010, the Company discovered that it did not renew its mining claims as of September 1, 2010 due to a clerical filing error by the Company, and forfeited all claims.  The financial statements contained in the Company’s Form 10-Q for the period ended September 30, 2010 should no longer be relied upon.

The Company intends to amend its report on Form 10-Q for the period ended September 30, 2010.

The Company discussed with the Company’s independent registered public accounting firm the matters disclosed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2011	CHINA CEETOP.COM, INC.
/s/ Weiliang Liu
Weiliang Liu
President